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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                July 31, 1999


                              THE NORTH FACE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                0-28596                                    94-3204082
         ---------------------       ------------------------------------
         (Commission File No.)       (IRS Employer Identification Number)




                               407 Merrill Avenue
                           Carbondale, Colorado 81623
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                    (Address of Principal Executive Offices)



                                      (970) 704-2300
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              (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events
          ------------

     On August 2, 1999, The North Face, Inc. issued a press release announcing the extension until August 31, 1999 of the termination date under the Transaction Agreement between it and TNF Acquisition LLC, an affiliate of Leonard Green & Partners, L.P.

Item 7.   (c)  Exhibits:

          10.1 Amendment to Transaction Agreement dated July 31, 1999.

          99.1 Press Release dated August 2, 1999




                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE NORTH FACE, INC.


Dated:  August 17, 1999             By: /s/ James G. Fifield
                                        --------------------
                                        James G. Fifield
                                        President and Chief Executive Officer
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                               INDEX TO EXHIBITS



          Exhibit No.    Description
          -----------    -----------

          10.1           Amendment to Transaction Agreement dated July 31, 1999

          99.1           Press Release dated August 2, 1999.